UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

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SCHEDULE 14A INFORMATION
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T. Rowe Price Group, Inc.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts! T. ROWE PRICE GROUP, INC. 100 EAST PRATT STREET BALTIMORE, MD 21202-1009 T. ROWE PRICE GROUP, INC. 2021 Annual Meeting Vote by May 10, 2021 11:59 PM ET You invested in T. ROWE PRICE GROUP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on May 11, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report, online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 27, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* May 11, 2021 8:00 A.M. Virtually at: www.virtualshareholdermeeting.com/TROW2021 *Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Smartphone users Point your camera here and vote without entering a control number V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. Election of Directors: 1a. Mark S. Bartlett For 1b. Mary K. Bush For 1c. Dina Dublon For 1d. Dr. Freeman A. Hrabowski, III For 1e. Robert F. MacLellan For 1f. Olympia J. Snowe For 1g. Robert J. Stevens For 1h. William J. Stromberg For 1i. Richard R. Verma For 1j. Sandra S. Wijnberg For 1k. Alan D. Wilson For 2. To approve, by a non-binding advisory vote, the compensation paid by the Company to its Named Executive Officers. For 3. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for 2021. For 4. Stockholder proposal for a report on voting by our funds and portfolios on matters related to climate change. Against THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, AS RECOMMENDED BY THE BOARD OF DIRECTORS. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D31969-P49628